EXHIBIT 10.24

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED

MASTER CREDIT FACILITY AGREEMENT

(MAA I)

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is effective as of the 31st day of March, 2005, by and among (i) (a) MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (the “REIT”), (b) MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership (“OP”) (the REIT and OP being collectively referred to as “Borrower”), and (c) MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership (“MAA of Texas” MAA of Texas and Borrower being collectively referred to as the “Borrower Parties”); and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE INC., a Delaware corporation (“Lender”).

RECITALS

A.         Borrower Parties and Lender are parties to that certain Amended and Restated Master Credit Facility Agreement dated as of the 22nd day of August, 2002, by and between Borrower and Lender, which was amended and restated pursuant to that certain Second Amended and Restated Master Credit Facility Agreement dated as of December 10, 2003, which has been further amended and restated pursuant to that certain Third Amended and Restated Master Credit Facility Agreement dated as of March 30, 2004, which has been further amended pursuant to that certain First Amendment to Third Amended and Restated Master Credit Facility Agreement dated as of March 31, 2004, which has been further amended pursuant to that certain Second Amendment to Third Amended and Restated Master Credit Facility Agreement dated as of August 3, 2004, which has been further amended pursuant to that certain Third Amendment to Third Amended and Restated Master Credit Facility Agreement dated as of December 1, 2004 (as amended from time to time, the “Master Agreement”).

B.         All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of August 22, 2002 and that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of December 10, 2003 and that certain Assignment of Collateral Agreement and Other Loan Documents dated as of March 31, 2004 (collectively, the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Loans contemplated by the Master Agreement. Lender is entering into this Amendment in its capacity as servicer of the loan set forth in the Master Agreement.

C.        Borrower and Lender are executing this Amendment pursuant to the Master Agreement to provide for the amendment of Schedule II to the Master Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1.         Schedule II. Schedule II is hereby deleted in its entirety and replaced with the Schedule II attached to this Amendment.

Section 2.         Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 3.        Reaffirmation. The Borrower Parties hereby reaffirm their obligations under the Agreement.

Section 4.        Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 5.       Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

MID-AMERICA APARTMENT COMMUNITIES,

INC., a Tennessee corporation

By:	__________________________________
Al Campbell
Senior Vice President and Treasurer

MID-AMERICA APARTMENTS, L.P.,

a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc.,

a Tennessee corporation, its general partner

By:	____________________________
Al Campbell
Senior Vice President and Treasurer

[Signatures follow on next page]

MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership

By:	MAC of Delaware, Inc., a Delaware
corporation, its general partner

By:

Name:	______________________________

Title:       ______________________________

LENDER:

PRUDENTIAL MULTIFAMILY MORTGAGE INC., a         Delaware corporation

By:	________________________________________
Name:	Linda Clark
Title:	Assistant Vice President

SCHEDULE II

Credit Enhancement Fee Schedule

Counter Party	Swap Effective Date	Maturity	Principal	Credit Enhancement Fee
SunTrust	K 6/1/2003	6/1/2010	50,000,000	18 basis points
DeutscheBank	U 9/1/2004	9/1/2011	50,000,000	17 basis points
Deutsche Bank	U 12/1/2004	12/1/2011	25,000,000	17 basis points
RBC Capital Markets	5/2/2005	5/1/2012	50,000,000	17 basis points